

sadot
SADOT GROUP INC

Corporate Overview
Fueling Growth and Innovation
Annual Shareholder Meeting 12/20/2023



Forward Looking Statements



This presentation includes "forward-looking statements." To the extent that the information presented in this presentation discusses financial projections, information, or expectations about our business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," "pro-forma," "goals," "proposes," and words of similar import. Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in the Company's annual report on Form 10-K for its fiscal year ended December 31, 2022 and any subsequent filings with the U.S. Securities and Exchange Commission. Forward-looking statements contained in this presentation speak only as of the date of this presentation or as otherwise indicated and Sadot Group Inc. does not undertake any duty to update any forward-looking statements except as may be required by law.

Legal Disclaimer: Preliminary Unaudited Financials Statement

The preliminary, unaudited financial results included in this presentation are based on information available as of December 20, 2023 management's initial review of operations and financial results as of such date. They remain subject to change based on the completion of the Company's customary quarterly financial closing and review procedures and are forward-looking statements. The Company assumes no obligation to update these statements, except as may be required by law. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this presentation and in the Company's annual and quarterly filings with the Securities and Exchange Commission. Further, the Company's independent auditor has not reviewed or performed any procedures on the preliminary, unaudited financial results.

Corporate Overview



sadot
SADOT GROUP INC

With the Company's strategic pivot into the global food supply chain (November 2022), Sadot Group has rapidly established itself as an emerging player in the sector.

- Provides innovative and sustainable supply chain solutions from our offices in:
  - Ft. Worth TX – headquarters
  - Miami
  - Dubai
  - Singapore
  - Kyiv
  - Mkushi, Zambia
- Operating to create a full Agri-Commodity Supply-Chain, from the farm level to the large producers
  - Sources agri-commodity products from producing geographies such as the Americas, Africa and the Black Sea Region
  - Delivers to markets in Southeast Asia, China and the Middle East/North Africa region.
- Operates within three key verticals of the global food supply chain
  - Origination and Trading Operations – food/feed products such as soybean meal, wheat and corn
  - Farm Operations – producing in-demand grains and tree crops in Southern Africa
  - Food Service Operations with more than 45 restaurants across the U.S. and Kuwait.

About Sadot Group Inc.
Recent Pivot to the Global Agri-Food Supply Chain Sector

- **Restaurant Era**:
  - **1995** – Muscle Maker Grill opens first restaurant in New Jersey
  - **2007** – Initiates franchising program
  - **2015** – Acquired by an affiliate of American Restaurant Holdings Inc.
  - **2019** – Company changes name to Muscle Maker Inc. (MMI)
- **Going Public**
  - **2020** – MMI executes an IPO on Nasdaq (GRIL)
  - **2021** – MMI acquires Pokémoto, a fast casual chain, and Superfit Foods LLC, a subscription meal plan company
- **Strategic Pivot to Agri-Foods**
  - **November 2022** – MMI executes a significant strategic pivot to the global agri-foods supply chain sector following a transformational service agreement with Aggia LLC FZ to form a wholly-owned origination and trading subsidiary, Sadot LLC
  - **November 2022** – The Company establishes trading operations in Dubai, Kyiv and Singapore – reporting monthly revenues and quarterly net income.
  - **June 2023** – The Company expanded trading operations to the Americas with the addition of Sadot Latam LLC, headquartered in Miami
  - **July 2023** – The Company rebrands as Sadot Group Inc. and begins trading as Nasdaq: SDOT
  - **July 2023** – The Company announces the restructuring of its food service operations (fast casual restaurants) with a goal to remain and enhance the franchise business.
  - **July 2023** – The Company announces its first-ever profitable quarter
  - **August 2023** – The Company acquires a producing farm, which produces grains (wheat, soy, corn) along with avocado and mango in Zambia's Mkushi Region
  - **September 2023** –Sadot Latam executes first trade
  - **September 2023** – Zambia farm first harvest executed
  - **October 2023** – Zambia farm plants 2nd and 3rd crops of maize and soy
  - **November 2023** – company announces anticipated expansion into Brazil market


sadot
SADOT GROUP INC

With its strategic pivot in 2022, Sadot Group is well-positioned for rapid growth within the global food supply chain.

Why Pivot to Agri-Foods?

Sadot Group Sees Growing Demand

The demand for food and feed is projected to grow significantly through the end of the century. This demand will place stress on the global food supply chain.

With the pivot to the agri-foods supply chain sector, Sadot Group sees significant growth potential in providing sustainable solutions to address the world's food security issues.

- **Population Growth** – Feeding the world's ever-growing population is a significant challenge. The United Nations projects that global population will grow from today's 8.1 billion to 9.7 billion by 2050 and 10.1 billion by 2100, with growth concentrated in developing countries.
- **Diminishing Agriculture Land –** Urban expansion, global warming, and corrupted farmland contribute to a steady decrease in fertile agricultural land needed to grow grains and legumes (pulses) that are the building blocks of nutrition.
- **Growing Demand for Animal Feed –** The growing middle class populations in developing countries within Africa and Asia result in more calorie per capita consumption in general and specifically a growth in demand for animal proteins. Both of these factors increase the demand for agri-commodities as feed for animals.
- **Arid Geographies** – A growing part of the world's population are in areas that have highly limited agricultural potential and require systems in place to provide a steady in-flow of food products.





Sadot Group Currently Operates in 3 of the 6 Verticals

VERTICALS

- Farming & Warehousing (Sadot Farm Operations)
- Origination & Trading (Sadot Agri-Foods)
- Logistics & Transportation
- Food Processing
- Food Service (Sadot Food Service Operations)
- Sustainability / Carbon Offsets



- **Sadot Farm Operations**
  - The Company acquired in August 2023 approximately 5,000 acres of farmland in the Mkushi Region of Zambia.
  - The Mkushi farm produces the same grains that are in high demand by Sadot Agri-Foods for trading operations (e.g., soybean, wheat, and corn, etc.). The farm also grows Mango and Avocado.



- **Sadot Agri-Foods – Origination & Trading Operations**
  - Sourcing food & feed products (e.g., soybean, wheat, corn, etc.) from producing geographies in North America, Africa and the Black Sea and delivering to markets in Central & South America, Southeast Asia, China and the Middle East/North Africa region.
  - Sadot Group is carving a niche amongst global supply chain companies such as ADM, Bunge, Cargill and Louis Dreyfus, as well as a host of others that control different segments and geographies of the supply.



- **Sadot Food Service Operations**
  - Operates more than 45 restaurants across the U.S. and Kuwait.
  - Food service operations are being restructured to reduce costs, shifting to a franchise model. Company-owned units are being refranchised, sold or closed. Going forward, the focus will be on the growth of the Pokémoto concept through franchising.

Sadot Agri-Foods – Origination & Trading Operations

Company's largest operating division and the initial engine of the strategic pivot

- Originates food supply chain transactions from the point of origination (producers) to point of consumption (customers), taking advantage of arbitrages between currencies, origins and products
- Executes agri-commodity trades between producing geographies such as the Americas, Africa, and the Black Sea to consumer markets in Southeast Asia, China, and the Middle East/North Africa (MENA) region
- Coordinates with headquarters to ensure that each transaction is appropriately financed and risk management is applied
- Drives growth through new product lines, new geographies and new verticals with the food supply chain
  - Example: Added Sadot Latam in June to originate trades within the Americas
- Powered by a global team of deeply experienced agri-commodity consultants, Aggia LLC FZ, a major shareholder of SDOT

Established presence in North and Central America

- Company created new subsidiary, Sadot Latam
- Sadot Latam came on-line in Q3 2023
- Opens new trade routes throughout the Americas

Expanding into Brazil market

- Company created new subsidiary, Sadot Brasil LTDA
- New entity coming on-line in 2024
- Opens new trade routes originating from Brazil

Performance of Agri-Foods division (since inception November 2022 thru Q3 2023)

- $697.97 million in total revenue since inception
- $13.3 million in net income since inception



Sadot Farm Operations

Sadot Zambia

- ~5,000 acres of farmland
  - Acquired almost 5,000 acres in Zambia's Mkushi Region (August)
  - Expected to provide a reliable supply of grains and tree crops, which are currently experiencing constant demand and yielding higher margins
- Harvest/Planting Schedule
  - 1st harvest – September 2023
    - Premium grade wheat
    - 987 metric tons harvested @ $515 per metric ton generating roughly $500K in revenue
  - 2nd planting – October 2023
    - Soy
    - ~ 314 hectares/775 acres
    - Expected yield = 3.0 metric tons per hectare (942 metric tons)
    - April 2024 harvest schedule
  - 3rd planting – October 2023
    - Maize
    - ~ 540 hectares/1,334 acres
    - Expected yield = 9.17 tons per hectare (4,952 metric tons)
    - May 2024 harvest schedule
- Outreach Pilot Program
  - Company launched an outreach pilot program for local farmers
    - Sadot has arranged credit terms for local farmers for various inputs such as seeds and fertilizers to improve productivity of regional small farmers
    - Potential for 1,200+ local small-scale farmers
  - Program aligns with the Company's commitment to support and empower the local community while exploring potential business opportunities




maphill

Sadot Food Services Operations

Sadot Group's Food Service Operations (Legacy Restaurant Business)

- Focus going forward is the development of the Pokémoto concept via franchising
  - 34 Pokémoto units in operation across 15 states
  - Strong interest in the concept by potential franchisees with more than 45 sold but not yet
  - Company estimates opening 4-8 Pokemoto franchise units per quarter in 2024

- Step 1 - Restructuring plan underway (announced August 2023)
  - Making significant progress against our strategy to optimize the restaurant division by delivering cost savings and increasing royalties by closing underperforming units or re-franchising locations
  - Status
    - Closed 2023 YTD
      - Fort Bliss (MMG)
      - Fort Benning (MMG)
      - Grant Street (Pokemoto)
      - Tribeca (MMG)
      - 4 Northern Virginia Community College locations (Hybrid MMG/Pokemoto)
    - Re-franchised 2023 YTD (sold to franchisees)
      - Chapel (Pokemoto)
      - Hamden (Pokemoto)
      - Audubon (Pokemoto)
      - Stamford (Pokemoto)
    - Pending re-franchise agreements on four additional locations to be converted in 2024
    - Superfit Foods
      - Company is actively pursuing the sale of its subscription-based fresh meal service based in Jacksonville FL

- Step 2 - Company seeking strategic alternatives for all restaurant concepts
  - As step 1 positions the various entities for sale, the company simultaneously is accepting & reviewing proposals from investment banks/brokers
  - Anticipate Q1 2024 selection of firm and listing


POKEMOTO
Hawaiian Poké



Growth Through Diversification

Sadot Group will seek to diversify the Company's participation across the global food supply chain for the following reasons:

- **Higher Margins.** Sadot will diversify into additional markets, verticals and segments of the food supply chain in order to take advantage of the expected synergies and increased margins.
- **Income Stabilization.** Diversification is expected to help stabilize the Company's income stream while improving margins, resulting in additional finance options and counterpart security and recognition.
- **Improved Risk Management.** Diversification acts as one of the main hedging mechanisms when dealing in the global commodity markets, mitigating risks intrinsic to the specific verticals, commodities, locations and/or finance methods.



SUPPLY CHAIN VERTICALS

Farming & Warehousing → Origination & Trading → Logistics & Transportation → Food Processing → Consumer Foods → Sustainability / Carbon Offsets

Performance Post-Pivot (unaudited)

The pivot to the agri-foods supply chain sector has significantly improved the Company's financial performance



Total Unaudited Annual Revenue Growth
$600,000,000
$500,000,000
$400,000,000
$300,000,000
$200,000,000
$100,000,000
$-
$10.35M
$161.69M
$555.45M
2021
2022
2023 thru Q3



Annual Unaudited Adjusted EBITDA
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
$(1,000,000)
$(2,000,000)
$(3,000,000)
$(4,000,000)
$(5,000,000)
$(6,000,000)
+ $2.88M
2023 thru Q3
2022
(-$2.03M)
2021
(-$4.87M)

Pivot started in November 2022, numbers unaudited

Performance Post-Pivot

Market analysts are bullish on SDOT *

$1.50	$3.50	$4.50
ALLIANCE GLOBAL PARTNERS	ZACKS SMALL CAP	GOLDMAN SMALL CAP RESEARCH

$3.17

AVERAGE

* Alliance Global Partners & Zacks Small Cap Research reports published as of 12/15/2023. Goldman Small Cap Research report published as of 8/23/2023. Zacks Small Cap and Goldman Small Cap Research are company paid reports

Sadot Group Executive Team



Mike Roper
Chief Executive Officer
Sadot Group Inc.

Prior to joining MMI as CEO in 2017, Mike served as CEO of Taco Bueno Restaurants LLC from 2015 to 2017, COO from 2014 to 2015, and CDO from 2013 to 2014. Mike led the successful sale of the privately-held chain to TPG Growth. From 2009 to 2012, Mike served as COO & EVP of Quiznos Subs, where he had been a franchisee for 9 years.



Jennifer Black, CPA
Chief Financial Officer
Sadot Group Inc.

Jennifer joined Sadot Group Inc (formerly Muscle Maker Inc.) in 2022 as CFO. Prior to joining the Company, she served as CFO for two oilfield service companies, Eagle Pressure Control LLC and Talon Pressure Control (2018 to 2021). She previously served as Controller for AG Resource Management (2015-2018), an agricultural lending company. From 2013 to 2015 she was Controller of Basic Energy Services. Earlier roles include VP of SEC reporting with OMNI American Bank.



Benjamin Petel
Managing Member Representative
Sadot LLC (Sadot Agri-Foods)
Director & Secretary
Sadot Group Inc.

Benjamin has served as Managing Member Representative of Sadot since 2022. From 2019 through 2022, he was engaged as a Business Development Specialist and consultant to various agriculture and food companies, spanning from corporate finance and M&A to commercial development and operational control.



Kevin Mohan
Chief Investment Officer &
Chairman of the Board
Sadot Group Inc.

Kevin has served as a Director and Executive Chairman since 2018. Concurrently, he has served as MMI's Chief Investment Officer. Prior to joining MMI, he served as Vice President of Capital Markets for American Restaurant Holdings Inc.

New Board of Directors

Mark McKinney

Mr. McKinney brings more than 30 years of domestic and international C-Level experience across various industries, six countries and three continents. Most recently, Mr. McKinney served as Chief Operating Officer of Local Bounti, a leading Ag-tech company specializing in indoor farming. During his tenure, Mr. McKinney was instrumental in the successful execution of the company's initial public offering on the NYSE, establishing Local Bounti as a key player in the industry. Prior to Local Bounti, from 2018 to 2021, Mr. McKinney was Chief Operating Officer at Fruit Growers (Sunkist Cooperative) where he managed multiple business verticals and supply chain operations supporting 39 packing houses and thousands of Sunkist growers. From 2015 through 2017, Mr. McKinney was CEO of Al Ghurair Foods, where he managed nine business lines with operations in four countries. From 1993 to 2015, Mr. McKinney served in various senior roles at the Dole Food Company, including Senior Director positions in Dole Asia, Ltd. and Dole Europe S.A., President and Managing Director of Dole Thailand and President of Dole Packaged Foods Asia. Mr. McKinney's career includes several Board and Advisory roles. He holds an MBA from Claremont University's Peter F. Drucker Graduate Management Center and a Bachelor of Science degree in Chemical Engineering from California Polytechnic University, Pomona.

Paul Sansom

Mr. Sansom is an experienced international executive with recent achievements in high growth business start-ups, Series A fund raising and restructuring. Since 2019 to present, Mr. Sansom has served as the Chief Financial Officer and Chief Operating Officer for HMS Services Sarl, a single-family office. From 2016 through 2019, Mr. Sansom served as the General Manager for Al Ghurair Projects based in Dubai. Prior to 2016, Mr. Sansom held roles with Viking Services, Brightpoint Inc. and PepsiCo International. Mr. Sansom served as the Audit Chair for Immensa International and as an advisor for Energy Capital Group Fund II. Mr. Sansom received a BA in Economics from the City of London College.

Marvin Yeo

Mr. Yeo is an experienced executive with over 25 years of experience in the finance industry. From 2014 through present, Mr. Yeo has served as the founding partner of Golden Rock Capital, a pan-Asia focused strategic advisory firm that focuses on mergers and acquisitions, corporate finance and private equity. Prior to founding Golden Rock Capital, Mr. Yeo held a number of rolls with Frontier Investment & Development Partners, Asian Development Bank, Barclays Capital, Nomura International and Deutsche Bank. Mr. Yeo received his Bachelor of Engineering from Monash University, Chartered Financial Analyst certificate from the CFA Institute and an MBA from Insead.

Na Yeon (Hannah) Oh

Ms. Oh is an experienced agri-food business leader and certified sustainability professional with broad experiences and a proven track record in driving organizational and digital/data driven transformations; developing commercial strategies and brand campaigns; and operationalizing integrated business planning and supply chain strategies. Ms. Oh is an active member of Singapore's ag-tech start-up scene, as an investor and advisor to entrepreneurs and companies in agri-food business, urban farms, and climate tech. For the past 15 years Ms. Oh has held various roles with Bayer Crop Science and the Monsanto Company, which was acquired by Bayer AG, including Head of Marketing Excellence, Head of Sales and Operations and Business Intelligence, and Head of Customer Analytics and Customer Experience among other roles. Ms. Oh graduated from Macalester College with a BA in Economics and Asian Studies.

Ahmed Khan, EngD

Dr. Khan brings more than 15 years of experience in research and development (R&D) and operations, with experience in various sectors, including waste/environmental management and the automotive sector. Most recently, Dr. Khan led a team of engineers and laboratories at Saudi Investment Recycling Company, which advises government agencies on waste management strategies and ensures compliance with regulatory bodies. Prior to Saudi Investment Recycling Company, Dr. Khan held several leadership positions including R&D Technical Director at Guilford Europe where he was responsible for ensuring planning and direction of technical and innovation programs, including design validation planning and technical oversight. He also held several positions at UtilEco Middle East including the role of R&D Director where he was responsible for planning and direction of technical and customer-led programs. Dr. Kahn holds a Doctorate in Biochemical Engineering and a Masters of Research, Biochemical as well as a Bachelor of Science, Biochemistry and Bachelor of Engineering, Biochemical.

Dave Errington

Mr. Errington brings more than 20 years of experience in Sustainability and Environmental Sector with 13 years regional expertise in the Gulf Cooperation Council, including KSA, Bahrain, Qatar, Kuwait, UAE and Oman. Since January 2020, Mr. Errington has served as the Head of Engineering / Senior Technical Resource Manager for the Saudi Investment Recycling Company. From January 2014 through December 2019, Mr. Errington was employed by Ecolog International FZE, a leading provider of supply chain, construction, technology, facility management and environmental services, providing turnkey and customized solutions to governments and defense, humanitarian organizations and commercial clients in the sectors of oil & gas, mining, energy and infrastructure projects. Mr. Errington received a BSc (Hons) Chemistry from the University of Durham.

New Board of Directors

Ray Shankar

Mr. Shankar has been a Partner since 2019 at Oon & Bazul LLP, a prominent regional law firm where he manages the Private Wealth and Family Office Practice. He routinely advises ultra-high net worth families on the structuring of their family offices, tax and immigration incentive applications as well as legacy planning. Mr. Shankar specializes in advising on the establishment of family offices, which includes legacy and estate planning, wills, trusts, family charters/constitutions, tax efficient structures and succession planning. Prior to joining Oon & Bazul LLP, Mr. Shankar served as the Managing Director of Ring City Limited, a group of operating companies in various sectors. Mr. Shankar received his Bachelor of Laws (LLB) from the National University of Singapore.

Benjamin Petel

Mr. Petel has been engaged as a Business Development Specialist in the global agricultural commodity trading field for the past decade. His experience spans across the various aspects of international commodity trading, finance and operations. In addition, Mr. Petel has worked in other fields as a Business Development and strategic networking expert, initiating and executing multi-million dollar projects across the globe. Since 2019, Mr. Petel has been engaged as a Business Development Specialist and consultant to various agriculture and food companies in capacities ranging from corporate finance and M&A to commercial development and operational control. In addition, from 2015 and until 2019, Mr. Petel served as a strategic networking specialist in various fields and industries. Mr. Petel received a Bachelor of Arts in Business Administration and General Management from Bar-Ilan University in 2014.

Steve Spanos

Mr. Spanos has provided financial and accounting consulting services for both privately held and public companies. From 2009 to 2013, Mr. Spanos served as the Chief Financial Officer of Orion Seafood International, Inc., a marketer of frozen lobster products, and as the Controller of Reef Point Systems, a provider of security solutions for converged wireless and wireline networks in the United States, from 2005 to 2013. Mr. Spanos served as an audit manager for BDO USA, LLP and as an auditor for Ernst & Young. Mr. Spanos received his MBA and BS in Business Administration, Accounting and Finance from Boston University.

Kevin Mohan

Mr. Mohan has served as the Chief Investment Officer for Sadot Group Inc. (formerly Muscle Maker Inc.) since May 2018. He was instrumental in recruiting a new executive management team, and together they led the Company's IPO in 2019. During his tenure with the Company, Mr. Mohan developed multiple financial initiatives, including the transformative agreement with Aggia LLC FZ which resulted in the formation of Sadot LLC. Mr. Mohan has more than 15 years of experience in capital markets and strategic business management. Prior to joining the Company, he served as Vice President of Capital Markets for American Restaurant Holdings Inc., a company focused on acquiring and expanding fast casual restaurant brands.

Jeff Carl

With 30+ years of international experience in marketing/communications, digital technology and manufacturing, Mr. Carl brings a global perspective to Sadot Group. Since February 2017, Mr. Carl has been an independent brand strategy consultant in the hospitality and retail industries. He also serves as Executive Director for Nice & Company, a San Francisco based marketing firm. Mr. Carl has previously served as Chief Marketing Officer for several private and publicly-held companies including Taco Bueno Restaurants, the Tavistock Restaurant Group, and McDonald's Corporation – Canada/Latin America. As Corporate Vice President for McDonald's he also led sports and entertainment partnerships as well as the licensing, design and manufacturing for the Company's global toy program, producing 1.8 billion toys annually. Earlier in his career, Mr. Carl was Managing Director of Creata Inc., a global marketing and manufacturing agency. Mr. Carl received a BA from Wake Forest University and an MBA from University of North Carolina, Chapel Hill.